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                                                                    Exhibit 99.2

                                VERTICALNET, INC.

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS




         I, John A. Milana, Chief Financial Officer of Verticalnet, Inc., a Pennsylvania corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *



/s/ John A. Milana
-------------------------
John A. Milana
Chief Financial Officer
Date:    August 14, 2002